Exhibit 99.1

Kewaunee Scientific Corporation Completes Acquisition of Nu Aire

Exchange:	NASDAQ (KEQU)	Contact:	Donald T. Gardner III
704/871-3274

STATESVILLE, N.C. November 1, 2024 – PRNewswire / Kewaunee Scientific Corporation (NASDAQ: KEQU)

Kewaunee Scientific Corporation (“Kewaunee”), a leader in laboratory furniture and technical product design and manufacturing, today announced the successful acquisition of Nu Aire, a Minneapolis-based company, for $55 million, subject to certain adjustments for debt, cash, transaction expenses, and net working capital. Nu Aire is renowned for its manufacturing of biological safety cabinets, airflow products, CO2 incubators, ultralow freezers, animal handling equipment, pharmacy compounding isolators, and related parts and accessories. Their products serve a diverse range of industries, including life sciences, healthcare, pharmacy, education, food and beverage, and industrial sectors.

The acquisition of Nu Aire presents a unique opportunity for Kewaunee to combine its robust capabilities with a recognized market leader whose product portfolio and well-developed channel strategy complement Kewaunee’s existing offerings. This acquisition expands Kewaunee’s capabilities, allowing the combined organization to better meet the diverse needs of end-users in laboratory furnishings. Additionally, Nu Aire has established distribution partners in regions where Kewaunee has not previously had a presence. This move accelerates Kewaunee’s vision of becoming the market leader in the design and manufacturing of laboratory furniture and technical products essential for outfitting laboratories.

“I am extremely excited to welcome Nu Aire, along with its associates and channel partners, to the Kewaunee team,” said Thomas D. Hull III, President and Chief Executive Officer of Kewaunee. “Nu Aire’s 50-plus-year history is a testament to the world-class organization built by the Peters family, founded by Max Peters with contributions by his sons James, Gerald, Richard, and Bill. As a part of the Kewaunee team, we are committed to preserving the legacy the Peters family established. I am also pleased to announce that Bill Peters will continue his role as President of Nu Aire and will join Kewaunee’s corporate management team.”

Nu Aire delivers an industry-leading product line that is recognized for its innovation and reliability, catering to critical sectors such as healthcare, life sciences, and education. These recession-resistant industries generally continue to thrive during economic slowdowns, providing Nu Aire with protection against market cycles. Furthermore, with a highly diversified customer base, Nu Aire is not overly reliant on any one customer or market segment. Nu Aire is also poised to capitalize on tailwinds from ongoing global investments in the life sciences, healthcare, and education sectors, as these industries experience continued investment prioritization. As a result, Nu Aire is strategically positioned to continue growing globally.

“Nu Aire was founded with the purpose of advancing science through the highest-quality, most dependable laboratory products on the market,” said Bill Peters, President of Nu Aire. “I am thrilled to continue that mission by joining the Kewaunee family and leveraging our complementary strengths to provide our customers with lab environments that are safe, efficient, and focused on the future.”

The acquisition of Nu Aire by Kewaunee marks a transformative moment for both companies, creating a more robust, diversified organization that is better equipped to serve global laboratory needs. Through this acquisition, the combined organization will enhance its product offerings and market reach, providing its channel partners with new growth opportunities.

Tom Hull noted “I believe that the combination of complementary products and services, along with operational synergies, will lead to improved operating performance, stronger customer relationships, and sustainable growth.”

K&L Gates LLP served as legal advisor to Kewaunee, while Carl Marks Securities LLC acted as the lead financial advisor. PNC Bank provided the financing for the transaction.

About Nu Aire

Founded in 1971 and based in Minneapolis, the Company is a leading manufacturer of equipment for a diverse range of laboratory and pharmacy environments. Nu Aire is the North American market share leader in biological safety cabinets and other airflow products and also offers a complete line of CO2 incubators, ultralow freezers, animal handling equipment, pharmacy compounding isolators, and parts and accessories. Nu Aire’s equipment is required for safety and quality in every type of laboratory: life sciences research, clinical, hospital, biotech and pharmaceutical R&D, academia, food and beverage, industrial and more. Nu Aire’s website is located at https://www.nuaire.com/.

About Kewaunee Scientific

Founded in 1906, Kewaunee Scientific Corporation is a recognized global leader in the design, manufacture, and installation of laboratory, healthcare, and technical furniture products. The Company’s products include steel and wood casework, fume hoods, adaptable modular systems, moveable workstations, stand-alone benches, biological safety cabinets, and epoxy resin work surfaces and sinks.

The Company’s corporate headquarters are located in Statesville, North Carolina. Sales offices are located in the United States, India, Saudi Arabia, and Singapore. Three manufacturing facilities are located in Statesville serving the domestic and international markets, and one manufacturing facility is located in Bangalore, India serving the local, Asian, and African markets. Kewaunee Scientific’s website is located at http://www.kewaunee.com.

This press release contains statements that Kewaunee believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding Kewaunee’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to: competitive and general economic conditions, including disruptions from government mandates, both domestically and internationally, as well as supplier constraints and other supply disruptions; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in Kewaunee’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; acts of terrorism, war, governmental action, and natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2024, which you should review carefully, and in our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this document. Kewaunee assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.